                                                                   EXHIBIT 10.12

                          Portions of this document indicated by an ++ have been
                            omitted and filed separately with the Securities and
                                   Exchange Commission pursuant to a request for
                                     confidential treatment of such information.


                                  OEM CONTRACT

                                 BY AND BETWEEN

                          TURBOCHEF TECHNOLOGIES, INC.

                                       AND

                      SHANDONG XIAOYA GROUP COMPANY LIMITED

                                                          _________    _________
                                                             Xiaoya    TurboChef

                                                          _________    _________
                                                             Date         Date

SHANDONG XIAOYA GROUP COMPANY LIMITED, (hereinafter Xiaoya), and TURBOCHEF TECHNOLOGIES, INC., (hereinafter TurboChef) have entered into this Contract as of May 19, 2000, whereby Xiaoya becomes a Contract Manufacturer of the TurboChef Series C3-1 ovens (hereinafter TC3-1 ovens) in the PRC.

                                    ARTICLE I
                                    ---------

                             Parties To the Contract
                             -----------------------

               Section 1.01.
               -------------
               Xiaoya: Shandong Xiaoya Group Company Limited, a company organized under the laws of the PRC and approved with the authorization to deal in international economic activities with its legal address at 51 Gong Ye Nan (South Industrial Road) Jinan, Shandong, China. Its legal representative is Wang Shidun who is Chairman and whose nationality is Chinese.

               Section 1.02.
               -------------
               TurboChef:    TurboChef Technologies, Inc., a company organized
                             under the laws of the State of Delaware, United
                             States of America, with its legal address at 10500
                             Metric Drive, Suite 128, Dallas, Texas 75243,
                             United States of America. Its legal representative is Richard Caron who is Chief Executive Officer and whose nationality is

                                                          _________    _________
                                                             Xiaoya    TurboChef

                                                          _________    _________
                                                             Date         Date

                  American.

                                   ARTICLE II
                                   ----------

                                   Definitions
                                   -----------

          In this Contract, the meanings and definitions of the following terms shall be:

          Section 2.01. "Date of Contract Execution" shall mean the date by
          -------------
which both Parties shall have signed this Contract.

          Section 2.02. "Effective Date" shall mean the date by which all
          -------------
required governmental approvals/business licenses have been issued for this Contract following the Date of Contract Execution.

          Section 2.03. "TC3-1 ovens" shall mean commercial-scale rapid cooking
          -------------
ovens combining conventional oven heating technology with microwave technology which are specified as TurboChef series C3-1 ovens or Blodgett C-70 ovens. Successor models or product revisions during the contract period will be considered equivalent to the TC3-1 ovens.

          Section 2.04. "Significant problems" refers to performance problems
          -------------
identified from accelerated lifecycle, door closure and microwave energy leakage, radio frequency emissions testing, agency reviews, cooking performance and food quality that prevents the ovens from meeting EC government approvals or prevents the oven from being labeled with the following designations CE, UL, cUL, JQA, MITI, NSF, or FDA or meeting requirements of the agencies, as per Schedules D and E.

          Section 2.05. "TC3-1 project" refers to Xiaoya's project to
          -------------
manufacture TC3-1 ovens, as the Contract requires.

                                                          _________    _________
                                                             Xiaoya    TurboChef

                                                          _________    _________
                                                             Date         Date

          Section 2.06. "PRC" refers to the People's Republic of China.
          -------------

          Section 2.07. "Drawing tolerance" refers to the dimensional tolerance
          -------------
requirements of the individual part drawing.

          Section 2.08. "Drawing package" refers to the compiled set of drawings
          -------------
of individual parts and components.



                                   ARTICLE III
                                   -----------

                                   Obligations
                                   -----------

          Section 3.01. Xiaoya becomes the exclusive Contract Manufacturer of
          -------------
the TC3-1 oven and Xiaoya agrees to work exclusively with TurboChef to manufacture the TC3-1 and other rapid cooking ovens (sometimes referred to herein as "units") in China.

          Section 3.02. Xiaoya is responsible for manufacturing engineering,
          -------------
procurement of components, materials, outgoing quality and manufacture of the ovens for sale exclusively to TurboChef or its designees.

          Section 3.03. TurboChef or its designee shall be responsible for the
          -------------
distribution of the TC3-1 ovens manufactured by Xiaoya for Europe or other regions.

          Section 3.04. Xiaoya will establish a subsidiary company to
          -------------
manufacture the TC3-1 ovens, which shall be established at the Xiaoya Water Heater Plant, located in Jinan.

          Section 3.05. Xiaoya will be responsible for establishing a
          -------------
manufacturing and engineering team dedicated to this TC3-1 project. The team must include at least one full time engineer who is communicative in English and

                                                          _________    _________
                                                             Xiaoya    TurboChef

                                                          _________    _________
                                                             Date         Date

Mandarin Chinese.

          Section 3.06. Xiaoya agrees to appoint a dedicated program manager to
          -------------
the TC3-1 project by May 20, 2000.

          Section 3.07. TurboChef is responsible for applying for CE
          -------------
certification and all the associated costs of that application.



                                   ARTICLE IV
                                   ----------

                             Schedule Of Manufacture
                             -----------------------

          Section 4.01.  Component Procurement and Pre-Production Units
          -------------

          a) Xiaoya will demonstrate its ability to manufacture the TC3-1 ovens by manufacturing one TC3-1 oven prototype no later than one month after receipt of all components as specified in Schedule B and the complete drawing package, provided by TurboChef.

          b) Six weeks after receipt of all component specifications and/or samples, Xiaoya will supply to TurboChef up to 5 sets of Chinese listed components from up to 3 suppliers (except specialized/tooled components for which Xiaoya will advise TurboChef as to availability dates, but no later than August 20,
               2000). Xiaoya will confirm any purchase commitments in writing with TurboChef before placing an order. TurboChef will pay for all components not paid for by the supplier. Xiaoya will exercise

                                                          _________    _________
                                                             Xiaoya    TurboChef

                                                          _________    _________
                                                             Date         Date
               its best efforts to obtain the components at the supplier's expense.

          c) Upon receipt of the first prototype, TurboChef will approve or specify in detail non-conformance issues in a written report to Xiaoya within one week. TurboChef will conduct the inspection of the prototype oven at the Xiaoya factory in Jinan. The inspection will include conformance to drawing tolerances and testing protocols as defined in Schedule D.

          d) Upon TurboChef's acceptance of the first prototype, Xiaoya agrees to provide to TurboChef a total of seven (7) pre-production units one month after receipt of approval as specified in Section 4.01(c), which incorporate revisions, if any and the parts supplied by TurboChef. These units will be provided to TurboChef at cost. TurboChef will pay Xiaoya 50% of the cost up-front. TurboChef will pay the remainder after acceptance of the ovens.

          Section 4.02. Pre-Production Testing
          -------------

          a)   Xiaoya, as required per section 4.01(d), will provide the seven-
               (7) units, for engineering testing as defined by TurboChef in Schedule D as follows:
               i)   2 - for door tests at Xiaoya factory in Jinan;
               ii)  1 - for accelerated life testing at Xiaoya factory in Jinan;
               iii) 2 - for accelerated life testing at TurboChef;

                                                          _________    _________
                                                            Xiaoya     TurboChef

                                                          _________    _________
                                                             Date        Date

               iv)  2 - for extended engineering evaluation at TurboChef

          b) Upon receipt of the seven (7) test pre-production units, TurboChef will detail non-conformance issues in a written report to Xiaoya within thirty (30) days of receipt of the same. The inspection will include conformance to drawing tolerances and testing protocols as defined in Schedule D.

          c) Xiaoya will provide additional 12 pre-production units to TurboChef at cost one month after receipt of approval and the parts specified in Schedule B. TurboChef will pay Xiaoya 50% of the cost up-front. These units will be inspected (as defined in Schedule D) at Xiaoya, Jinan. If the units do not pass quality inspection, Xiaoya will have to rebuild or repair such units at Xiaoya's cost. TurboChef will only pay the balance if the ovens pass quality inspection by TurboChef.

          d) TurboChef will use these units for engineering testing and agency testing as follows:
               i)   2 - for door tests at Xiaoya factory in Jinan;
               ii)  4 - for accelerated life testing at Xiaoya factory in Jinan;
               iii) 3 - for accelerated life testing at TurboChef in the USA
               iv)  1 - for agency RF testing in the USA
               v)   2 - for cook testing at TurboChef in the USA or UK.

          e) Xiaoya will provide an additional four (4) pre-production units for worker training to TurboChef, provided the units pass quality inspection by TurboChef. TurboChef will pay Xiaoya 50% of the

                                                          _________    _________
                                                            Xiaoya     TurboChef

                                                          _________    _________
                                                             Date        Date
               cost up-front. If the units do not pass quality inspection, as defined in Schedule D, Xiaoya will have to rebuild or repair such units. Once the units pass inspection, TurboChef will pay the balance.

          f) Upon TurboChef's acceptance of all of the pre-production units, TurboChef will authorize Xiaoya to proceed with production as outlined in Article VI.

          Section 4.03. TurboChef shall supply to Xiaoya all testing equipment
          -------------
as defined in Schedule D not available in China needed for oven manufacturing, once Xiaoya passes pre-production tests and production of TC3-1 ovens is approved. TurboChef will reimburse Xiaoya for test equipment Xiaoya purchases in China. Xiaoya shall be responsible for the maintenance of such testing equipment. When the performance of this Contract is completed, or if this Contract is sooner terminated, such testing equipment shall be forthwith returned to TurboChef.



                                    ARTICLE V
                                    ---------

                                     Pricing
                                     -------

          Section 5.01. Xiaoya will establish a standard cost as defined in
          -------------
Schedule B for the TC3-1 ovens on the basis of a calculation of materials, components, parts, direct labor, overhead, margin, and taxes (on the basis of annual

                                                          _________    _________
                                                            Xiaoya     TurboChef

                                                          _________    _________
                                                             Date        Date
production volume of 2000 units within 12 months) to establish a selling price to TurboChef. The price will be updated and agreed upon by both parties during quarterly pricing review meetings based on volume, manufacturing efficiency, design changes and material cost changes. Minutes of these meetings will be provided to both TurboChef and Xiaoya management.

          Section 5.02. Xiaoya's target unit selling price to TurboChef for the
          -------------
first five hundred (500) units will be ++ (excluding the components supplied by TurboChef as defined in Schedule B) based on a total target unit cost to TurboChef of ++ on the basis of 2000 unit annual production. On May 19, 2000, the cost defined in Schedule B is ++. Both TurboChef and Xiaoya agree to work together to reduce Schedule B cost from ++ to ++. When the purchase order for the first one hundred production ovens is received, both Parties will agree to the oven cost in Schedule B at that time. Upon the issuance of subsequent purchase orders, both Parties agree to use the current Schedule B costs at the time the purchase order is issued.

          Section 5.03. Upon production start or in the future, if the price is
          -------------
not acceptable to TurboChef, or if the cost of freight, export duties, import duties, and/or Chinese taxes are excessive or become excessive which makes the oven non-competitive in the World marketplace, then TurboChef may terminate this Contact. Xiaoya will work with TurboChef to reduce the costs for taxes, duties, freight, components, subassemblies and complete assembly of the ovens.

                                                          _________    _________
                                                            Xiaoya     TurboChef

                                                          _________    _________
                                                             Date        Date


                                  [++ represents confidential treatment request]

                  Section 5.04. TurboChef and Xiaoya contemplate that cost
                  -------------
reduction efforts by both parties will result in decreases in the manufacturing costs of the TC3-1 ovens. Therefore, the prices in Schedule B reflect the agreed upon costs and prices for the first five hundred ovens. TurboChef reserves the right to modify the design of the TC3-1 oven and to revise the bill of materials (Schedule B) and the standard cost sheet (Schedule B). Prices for additional releases will be based upon the following:

          a) The change in costs of purchased components, steel, subcontracted manufacturing, direct labor, overhead, taxes and profit will be evaluated as design changes occur. If TurboChef requires the addition of parts or the increase in complexity of a part, TurboChef will pay for this added cost. If TurboChef requires the deletion of a part or simplification of a part, the cost of the oven to TurboChef will be reduced accordingly.

          b) TurboChef will advise Xiaoya of pending design changes. The design will be locked in lots of 100 units. In the event of part or component obsolescence, TurboChef will purchase those parts from Xiaoya at cost up to 100 oven equivalents and only if this obsolescence is reported to TurboChef during the design review.

          c) All labor savings (defined in terms of man hours multiplied by pay rate) from the agreed labor in Schedule B, as determined from

                                                          _________    _________
                                                            Xiaoya     TurboChef

                                                          _________    _________
                                                             Date        Date
             appropriate time studies and engineering assessments, will be shared equally by the parties. These savings will be negotiated to reduce the oven cost, after the completion of the first five hundred ovens. At this time, the Parties will renegotiate the labor and overhead to reflect the lower labor requirements.

          d) If capital investment is used to reduce manpower, the depreciation of the capital investment may be added to the cost, however, it is expected that the overall cost of manufacturing the oven or its components will be reduced even with the addition of new capital investment


                                   ARTICLE VI
                                   ----------

                        Purchase Commitment of TurboChef
                        --------------------------------

          Section 6.01. TurboChef anticipates a minimum requirement for 500
          -------------
TC3-1 ovens during the first six months of production which begins once CE certification is received and will enter into an initial commitment for TC3-1 ovens a rate of twenty-five (25) per week upon satisfactory testing of pre-production units. Purchase orders will be issued by the 15th day of each month by TurboChef in lots of one hundred until sales projection and orders are firm. TurboChef will provide Xiaoya eight weeks lead time for shipment of the order.

          Section 6.02. TurboChef will supply to Xiaoya an oven demand
          -------------

                                                         _________    _________
                                                            Xiaoya    TurboChef

                                                         _________    _________
                                                           Date          Date
forecast on a rolling three-month (3) month basis by the 15th day of each month and authorize continued production provided that all of the following conditions are met:

          a) Xiaoya demonstrates that it is and continues to be capable of manufacturing the TC3-1 ovens in accordance with standard manufacturing practices, including the facilities approval by the UL inspectors to allow the lawful application of the "UL", the European Community "CE" and the Japanese "JAQ and MITI" marks;
          b) Xiaoya agrees to manufacture in accordance with specifications to include all drawings and unit test procedures supplied by TurboChef as defined in Schedule D;
          c)   Xiaoya will initiate production at a rate of 3 units per week by
               August 20, 2000 if no Significant Problems are identified.
          d)   Xiaoya will increase production to a rate of 5 units per week by
               September 20, 2000 if no Significant Problems are identified.
          e)   Xiaoya will increase production to a rate of 25 units per week by
               November 20, 2000 if no Significant Problems are identified and CE certification is received.
          f) However, total production will be limited to fifty (50) units until CE certification is received for the ovens manufactured at Xiaoya.

          Section 6.03. TurboChef will purchase units at the Contract price
          -------------
provided the units pass the TurboChef quality requirements as defined in Schedule D.

                                                         _________    _________
                                                            Xiaoya    TurboChef

                                                         _________    _________
                                                           Date          Date

          Section 6.04. TurboChef will provide Xiaoya with a sales forecast for
          -------------
2001 in writing by December 1, 2000.

                                   ARTICLE VII
                                   -----------

                             Supply Responsibilities
                             -----------------------

          Section 7.01. TurboChef will be responsible for providing to Xiaoya,
          -------------
at cost plus freight and duty, the components defined in Schedule B and as may be revised from time to time. Xiaoya will be responsible for the procurement and quality of all other components.

          Section 7.02. The sources, specifications and models of all components
          -------------
must be approved by TurboChef in advance of any commitments to purchase for use in a TC3-1 oven by Xiaoya. TurboChef will be responsible for all fees related to component testing.

          Section 7.03. In the event of a change in a component, Xiaoya shall
          -------------
provide TurboChef two samples at least sixty (60) days before incorporation into the TC3-1 ovens. Xiaoya is responsible for reporting the reason for the change. It will be TurboChef's sole right to approve the component change

          Section 7.04. In the event that a component or design change would
          -------------
require a re-certification of the TC3-1 ovens, it will be done under the direction of a designated TurboChef engineer or approved representative.

          Section 7.05. All components will be required to meet TuboChef's
          -------------
reliability requirements. In addition, both Parties will use their best efforts to ensure that suppliers provide components having UL and/or CE certification.

          Section 7.06. Xiaoya will establish a system to bond imported parts to
          -------------

                                                         _________    _________
                                                            Xiaoya    TurboChef

                                                         _________    _________
                                                           Date          Date
avoid attracting customs taxes, duties and value added taxes (VAT).


                                  ARTICLE VIII
                                  ------------

                                Technical Support
                                -----------------

          Section 8.01. TurboChef will supply technical support to Xiaoya during
          -------------
the first prototype and pre-production phases, as determined by TurboChef, to ensure design consistency, quality, reliability and maintenance of certification of the TC3-1 oven.

          Section 8.02. TurboChef will at its own costs, supply a start up team
          -------------
to Xiaoya to support training of Xiaoya managers and associates during the startup of the production, after (or before) production commences. The team will support Xiaoya on an as-needed basis from April to December 2000. The detailed requirement will be developed during the first month of the TC3-1 project. In no case will TurboChef supply more than 180 person-days of support during the start-up phase.

          Section 8.03. TurboChef will provide Xiaoya the CE standards after the
          -------------
Effective Date.

                                   ARTICLE IX
                                   ----------

                                 Quality Control
                                 ---------------

          Section 9.01. All TC3-1 ovens manufactured by or for Xiaoya, in
          -------------
accordance with the specification provided by TurboChef, shall conform to the quality requirements set by TurboChef as defined in the drawing package and

                                                         _________    _________
                                                            Xiaoya    TurboChef

                                                         _________    _________
                                                            Date        Date

Schedule D. TurboChef and its agents, attorneys and representatives may at any reasonable time during normal working hours, inspect the physical manufacturing and storage facilities used by Xiaoya or under its direction in order to ascertain whether such products conform to TurboChef's quality requirement. Repeated failure on the part of Xiaoya to meet TurboChef's quality requirement, or to correct improper manufacturing techniques, shall be grounds for TurboChef to terminate this Contract by giving written notice of termination in accordance with Article XXVI.

          Section 9.02. TurboChef may, at its discretion and cost, audit
          -------------
manufacturing either at the Xiaoya factories or subcontractors factories prior to acceptance of ovens manufactured to ensure adherence to design specifications and product quality provided by TurboChef. The results of these audits will be provided to Xiaoya in writing within seven (7) days of completion of the audit.

          Section 9.03. Xiaoya shall allow TurboChef free access to its
          -------------
manufacturing facilities in order to perform such inspections and provide its manufacturing quality control process in writing for TurboChef's approval.

          Section 9.04. TurboChef will supply the approved quality control
          -------------
procedures to Xiaoya by April 15, 2000. TurboChef reserves the right to modify the procedures during the term of the Contract. TurboChef will notify Xiaoya in writing of changes in the procedures. All ovens must pass the quality requirement as set forth in Schedule D and drawing tolerances.

          Section 9.05. Each completed oven shall be accompanied with an
          -------------
approved inspection report (as defined as the Unit Test Procedure in Schedule D) prepared by Xiaoya in English in either hard copy or placed in an electronic database accessible to TurboChef. TurboChef will only pay for units that meet

                                                         _________    _________
                                                            Xiaoya    TurboChef

                                                         _________    _________
                                                           Date          Date

TurboChef's quality requirement. Both Parties will work jointly to improve overall product quality to ensure that all ovens leaving Xiaoya meet TurboChef's quality requirement during 2000. In December 2000 both Parties will evaluate the quality program and decide jointly on a plan for future quality assurance. To assure product quality, TurboChef will conduct random quality testing of ovens at Xiaoya to confirm shipment acceptance.

          Section 9.06. Any oven in Xiaoya's factory not meeting the quality
          ------------
requirement (defined in Schedule D) resulting from manufacturing defects in components purchased by Xiaoya will, at Xiaoya's discretion, either be repaired at Xiaoya's expense or rejected. Any components supplied by TurboChef, not meeting the quality standard will at TurboChef's discretion, either be replaced or repaired at TurboChef's expense.

          Section 9.07. All components selected for the TC3-1 ovens shall pass a
          ------------
series of performance tests conducted for or by TurboChef in accordance with Schedule D and accreditation requirements then current of the country of destination of the particular unit. In the event a component is changed due to availability, design change or cost reduction opportunity; TurboChef must approve the change in writing before the component is included in an oven. Without the written approval, any change in components will be considered a breach of quality and the oven shall be rejected. In the event that a component becomes un-available, TurboChef will work with Xiaoya to notify the required accreditation agencies and to conduct testing and derivation of a replacement.

          Section 9.08. TurboChef and Xiaoya will establish a team to be
          ------------
constituted as shall hereinafter be agreed upon by the parties to define design

                                                       -------       ----------
                                                        Xiaoya        TurboChef

                                                       -------       ----------
                                                         Date           Date
improvements and cost reduction options for the TC3-1 ovens. The team will be responsible for reducing the overall manufacturing costs for the oven and for maintaining oven accreditation and quality.

          Section 9.09. All TC3-1 ovens manufactured by Xiaoya may have affixed
          ------------
thereto only the logo of "TurboChef" or as otherwise agreed to by the parties.

                                    ARTICLE X
                                    ---------
                                    Delivery
                                    --------

          Section 10.01. Delivery of TC3-1 ovens from Xiaoya to TurboChef will
          -------------
be F.C.A. (INCO TERM 2000), Jinan. TurboChef will pay for inland freight and Xiaoya will pay customs handling fees.

          Section 10.02. The TC3-1 ovens will be loaded at the place of
          -------------
manufacture by Xiaoya personnel into shipping containers supplied by TurboChef. TurboChef will be responsible for arranging for all shipments internationally. Shipments will be on a full container lot basis unless specified in writing by TurboChef.

          Section 10.03. The ovens will be loaded by Xiaoya personnel into the
          -------------
shipping container within twenty-four (24) hours of arrival of the container at the place of manufacture.

          Section 10.04. The TC3-1 ovens will be shipped only in packaging
          -------------
approved in advance by TurboChef. No deviation from this packaging, without the written consent of TurboChef, will be permitted.

                                                       -------       ----------
                                                        Xiaoya        TurboChef

                                                       -------       ----------
                                                         Date           Date

                                   ARTICLE XI
                                   ----------

                                    Changes
                                    -------

          Section 11.01. All changes to the terms of this Contract must be
          -------------
authorized in writing by both parties. It is the responsibility of both parties to ensure such compliance.

          Section 11.02. Purchase order changes will be handled with a written
          -------------
Purchase Order Revision.

          Section 11.03. Engineering changes will be handled with written
          -------------
Engineering Change Notifications. Xiaoya must notify TurboChef in writing within sixty (60) calendar days of any associated cost impact. Should this time period be insufficient, Xiaoya must, before a change is made, request an extension of time from TurboChef in writing.

          Section 11.04. All change notifications shall be in writing and shall
          -------------
be made directly to the Vice President of Manufacturing of TurboChef or his/her representative authorized and appointed by him/her in writing.

                                   ARTICLE XII
                                   -----------

                                    Warranty
                                    --------

          Section 12.01. Xiaoya will provide a warranty for one (1) year on all
          -------------
parts associated with the TC3-1 ovens with the exception of parts supplied to Xiaoya by TurboChef. The warranty will be to supply replacement parts due to manufacturing defects.

                                  ARTICLE XIII
                                  ------------

                                                       -------       ----------
                                                        Xiaoya        TurboChef

                                                       -------       ----------
                                                         Date           Date
                                       18

                                      Term
                                      ----

          Section 13.01. The term of this Contract shall be for a period of four
          -------------
(4) years from the Effective Date. Thereafter this contract will automatically renew on an annual basis unless either Party provides written notice to the other Party to terminate at least 120 days in advance of the expiration date of the contract.

          Section 13.02. Except as provided for in Article XXVI, this Contract
          -------------
may only be terminated for breach with notice and time to cure of 30 days.

                                   ARTICLE XIV
                                   -----------

                                 Confidentiality
                                 ---------------

          Section 14.01. Xiaoya shall, during the term of this Contract and
          -------------
after its termination or expiration, keep confidential and not make use of, or disclose to any other person, firm or corporation including affiliated or subsidiary companies, any information related to the TC3-1 ovens which shall include but not be limited to, patents, trademarks, tradenames, trade dress, trade secrets, proprietary information, know-how oven designs and components, unless otherwise required by applicable laws or regulations or by an order of a court having competent jurisdiction. Xiaoya shall employ all necessary precautions to prevent any other party from gaining access to materials and information provided by TurboChef except to the extent necessary for the performance of this Contract, and only in accordance with Sections 14.02.

          Section 14.02. During the term of this Contract, Xiaoya may, for the
          -------------

                                                       -------       ----------
                                                        Xiaoya        TurboChef

                                                       -------       ----------
                                                         Date           Date
purpose of manufacture, of the TC3-1 ovens, disclose the relevant confidential information to its employees or sub-contractors, but only as necessary for the performance of this Contract. Xiaoya shall ensure that such employees and subcontractors will sign a confidentiality contract in the form set out in Schedule C, and shall immediately provide TurboChef with copies of all signed Confidentiality Contracts.

          Section 14.03. Xiaoya shall only provide to TurboChef copies of all
          -------------
releases to subcontractors, the subcontractor contact, address and telephone number.

          Section 14.04. Upon termination of this Contract, all written
          -------------
specifications relating to engineering and manufacturing, in connection with the TC3-1 ovens will be returned to TurboChef by Xiaoya and Xiaoya covenants that it will not thereafter use any of the information relating to the design or manufacturing techniques or know-how obtained from TurboChef prior to termination.

          Section 14.05. Xiaoya will not sell TurboChef TC3-1 ovens to any party
          -------------
other than TurboChef without TurboChef's written approval.

          Section 14.06. Xiaoya under no circumstances will release control
          -------------
cards, software or source code to any third party without TurboChef's written permission.

                                                       -------       ----------
                                                        Xiaoya        TurboChef

                                                       -------       ----------
                                                         Date           Date

                                   ARTICLE XV
                                   ----------

                          Intellectual Property Rights
                          ----------------------------

          Section 15.01. Xiaoya will develop systems to protect the intellectual
          -------------
property of TurboChef. These systems will include document control, document security, limited release of documents on a need-to-know basis, limited release of documents and drawings to qualified vendors, staff access restrictions and immediate report of technical improvements to TurboChef.

          Section 15.02. Under the terms of this Contract, neither party is
          -------------
granted rights to patents, trade secrets, trademarks, copyrights or other rights with respect to the other party's pre-existing intellectual property except as set forth in Schedule A.

          Section 15.03. New inventions, improvements, modifications or other
          -------------
enhancements developed independently or jointly by the parties regarding TC3-1 ovens or rapid cook ovens in general shall be owned exclusively and without encumbrance and obligation by TurboChef. Both parties agree that all intellectual property thereof, including patent claims shall inure to the benefit of TurboChef.

          Section 15.04. TurboChef reserves any and all proprietary rights to
          -------------
any trade name, trademark or copyright and Xiaoya agrees not to claim any proprietary interest in such rights except as provided under license by TurboChef, and then only during the life of the Contract with the nature and use of such rights subject to the control of TurboChef.

          Section 15.05. TurboChef agrees to indemnify and hold harmless Xiaoya
          -------------
in case of administrative or court action arising from claims against TurboChef's intellectual property rights during the manufacture of the TC3-1 ovens.

                                                      ---------      -----------
                                                       Xiaoya         TurboChef

                                                      ---------      -----------
                                                        Date            Date

                                   ARTICLE XVI
                                   -----------

                          Infringement by Third Parties
                          -----------------------------

          Section 16.01. Xiaoya shall, insofar as possible, report immediately
          -------------
in writing to TurboChef any and all actual or suspended patent, trademark, tradename, trade dress or trade secret infringements and any attempt on the part of any third party to register, copy, infringe upon or imitate the patents, trademarks, tradename or trade dress of TurboChef or any design features of the TC3-1 ovens.

          Section 16.02. Only upon written request and authorization of
          -------------
TurboChef, Xiaoya will support TurboChef in taking legal action to prevent infringements, imitation or illegal use of the patents, trademarks, tradename, trade dress or trade secrets of TurboChef in China. However, Xiaoya shall, upon the request of TurboChef render to TurboChef all assistance possible in legal actions against such offenses and at TurboChef's expense, make available to TurboChef all witnesses, records, files and other information pertaining to the TC3-1 ovens including the purchase, manufacturing, sale, distribution and advertising of the TC3-1 ovens and the use of any related IP rights.

          Section 16.03. TurboChef may take such steps and institute such legal
          -------------
proceedings as shall be reasonably necessary to protect the IP rights and the right and Contract of Xiaoya pursuant to the terms of this Contract. However, TurboChef shall not be obliged to initiate any proceedings in relation to the infringement of any of the Licensed Trademarks if it decides not to do so.

          Section 16.04. TurboChef shall be entitled to all compensation (after
          -------------
reimbursement of expenses incurred by Xiaoya) which may be recovered.

                                                      ---------      -----------
                                                       Xiaoya         TurboChef

                                                      ---------      -----------
                                                        Date            Date

                                  ARTICLE XVII
                                  ------------

                                   Accounting
                                   ----------

          Section 17.01. Xiaoya shall, in accordance with its own factory
          -------------
accounting system, keep complete, accurate and proper records and books of account showing the quantity and description of the TC3-1 ovens manufactured, packaged and sold by it pursuant to this Contract, including accounting receipts and monthly and quarterly accounting statements in accordance with the relevant regulations of the PRC.

          Section 17.02. Within thirty (30) days of the last day of each quarter
          -------------
of each year, Xiaoya shall render to TurboChef a just and true account in writing specifying:

          (a) the number of the TC3-1 ovens manufactured by Xiaoya in the preceding quarter;

          (b) the number of such TC3-1 ovens shipped or sold in the said quarter;

          (c)  the sales prices of all such TC3-1 ovens; and

          (d) the breakdown of detailed factory costs by materials, labor and overhead.

          Section 17.03. TurboChef, its agents, attorneys and accountants
          -------------
appointed in writing shall have the right at any reasonable time to audit and investigate the relevant books and accounts pertaining to the manufacture, sale or distribution of the TC3-1 ovens under this Contract, and other accounting receipts

                                                      ---------      -----------
                                                       Xiaoya         TurboChef

                                                      ---------      -----------
                                                        Date            Date
showing or reflecting the business connected with the TC3-1 ovens. In case of any dispute concerning the relevant books and accounts by TurboChef, Xiaoya shall correct such books and accounts or provide reasonable explanations to the satisfaction of TurboChef.

          Section 17.04. TurboChef will provide Xiaoya copies of purchase orders
          -------------
and invoices for components TurboChef supplies to Xiaoya within 30 days of the last day of each quarter of each year.

                                  ARTICLE XVIII
                                  -------------

                                    Payments
                                    --------

          Section 18.01. TurboChef shall pay Xiaoya for TC3-1 ovens and spare
          -------------
parts purchased by irrevocable letter of credit at sight to be drawn upon shipment from Jinan. TurboChef shall have the right of offset for money owed by Xiaoya to TurboChef and the offset shall be agreed by Xiaoya.

          Section 18.02. TurboChef shall only be required to pay for TC3-1 ovens
          -------------
that meet TurboChef's quality requirements in accordance with Section 9 of this Contract.

                                   ARTICLE XIX
                                   -----------

                                 Indemnification
                                 ----------------

          Section 19.01. Upon the Date of Contract Execution, Xiaoya shall at
          -------------
its own expense obtain and maintain in force for the duration of its manufacture of

                                                      ---------      -----------
                                                       Xiaoya         TurboChef

                                                      ---------      -----------
                                                        Date            Date

TC3-1 ovens product liability insurance in the amount of $ Two (2) Million. TurboChef shall indemnify Xiaoya, and will hold Xiaoya harmless against all warranty claims and liability, loss, expense and costs with respect to claims of injury to customer and users, or damage to their property as a result of the design, performance specifications, formulas, processes or components supplied by TurboChef and to the extent not covered by any such applicable insurance that Xiaoya may have.

          Section 19.02. Xiaoya shall indemnify TurboChef, and will hold
          -------------
TurboChef harmless against all warranty claims and liability, loss, expense and costs with respect to claims of injury to customer and users, or damage to their property as a result of the manufacturing practice, manufacturing defect, defects in components supplied by Xiaoya and to the extent not covered by any such applicable insurance that TurboChef may have.

          Section 19.03. Xiaoya's liability for loss, expense and costs with
          -------------
respect to claims of injury to customer and users, or damage to their property as a result of the manufacturing practice, manufacturing defect, defects in components supplied by Xiaoya shall cease seven years after the oven manufacture date.

                                   ARTICLE XX
                                   ----------

                       Filing and Renewal of Registration
                       ----------------------------------

          Section 20.01. Within thirty (30) days after the Date of Contract
          -------------
Execution, Xiaoya shall file a copy of this Contract with the appropriate
Chinese

                                                      ---------      -----------
                                                       Xiaoya         TurboChef

                                                      ---------      -----------
                                                        Date            Date
government office for approval, or recordal, if required by the law. Xiaoya shall pay the necessary filing fees and shall bear the relevant costs.

                                   ARTICLE XXI
                                   -----------
                         Fair Practices and Assignments
                         ------------------------------

                  Section 21.01. Xiaoya covenants and agrees that it will not
                  -------------
during the term of this Contract or thereafter encourage, induce or assist any third party in doing any act or thing which, if it were done by itself, would be contrary to the provisions of this Contract.

                  Section 21.02. This Contract shall be binding upon and inure
                  -------------
to the benefit of both Xiaoya and TurboChef and their respective legal representatives, successors and assignees, and neither this Contract nor any interest herein shall be assignable by Xiaoya (whether by assignment, sub-license, operation of law or otherwise) without the prior written consent of TurboChef.

                                  ARTICLE XXII
                                  ------------

                                     Notices
                                     -------
                  Section 22.01. All notices required to be given or given
                  -------------
hereunder shall be sent to the legal addresses of the Parties provided in
Article I of this Contract, unless another address for either party is substituted by prior written notice. Notices shall be deemed to have been received on the date such notices are sent by telex, cable or facsimile, and notices so received shall be confirmed by

                                                              _____   _________
                                                              Xiaoya  TurboChef
                                                              _____   _________
                                                               Date    Date
certified mail with receipt enclosed.

                                  ARTICLE XXIII
                                  -------------

                     Operation Have and Compliance with Law
                     ---------------------------------------

                  Section 23.01. If any provision of this Contract shall be in
                  -------------
violation of the present or future laws of the PRC or of any other relevant jurisdiction, in such a way that it is invalid, void or voidable, the validity of the remaining provisions shall not be affected thereby unless such invalidity is of an essential and material part of this Contract, in which event either party shall have the right to report to the relevant government authority for termination of this Contract if required, pursuant to relevant provisions hereunder, and this Contract shall then be terminated forthwith upon approval being given.

                  Section 23.02. Xiaoya shall observe and comply with all laws,
                  -------------
rules and regulations applicable to the manufacture, packaging, storing and handling of the TC3-1 ovens. Xiaoya shall, at its own cost and expense, secure and maintain all necessary governmental permits, licenses and approvals, and will fulfil all other requirements and undertakings related to this Contract which are or may become necessary under any law or regulation, now or hereafter existing in the PRC, to enable the Parties to exercise, enforce and enjoy all of the rights and obligations contained in this Contract, including but not limited to, approvals required from any relevant government authority, and any approvals necessary to enable the payment and remittance of the fee to TurboChef in accordance with this Contract.

                                                               ______  _________
                                                               Xiaoya  TurboChef

                                                               ______  _________
                                                                Date      Date

                                  ARTICLE XXIV
                                  ------------
                          Arbitration and Governing Law
                          -----------------------------

                  Section 24.01. Where any dispute (including a failure or
                  -------------
refusal by any party to pay to the other party any amount due, or alleged to be due, to it by the terms of this Contract) arises in relation to the existence, construction, interpretation, validity, termination or implementation of this Contract, the Parties shall attempt to resolve such dispute through friendly consultation or conciliation between representatives of the Parties appointed for the purpose. If the Parties are unable to resolve any dispute in the manner within sixty (60) days from the date one party gives written notice of such dispute to the other party, then either party may submit the dispute for arbitration upon notice given to the other party.

                  Section 24.02. All disputes between the Parties arising out of
                  -------------
this Contract shall be settled by arbitration utilizing a single arbitrator and conducted in accordance with the rules of Conciliation and Arbitration ("ICC Rules") of the International Chamber of Commerce, Paris, France ("the ICC"). The arbitration proceedings shall be held in Sydney, Australia. The decision of the arbitrator shall be final and binding upon the Parties hereto. All of the costs and expenses (including reasonable attorneys' fees) incurred by the prevailing party in connection with any matters submitted to arbitration pursuant to this Section shall be borne by the other party if so decided by the arbitrator.

                  Section 24.03. Any arbitral award resulting from such
                  -------------
proceedings shall be final and binding on the Parties, and shall not be subject to appeal to any court and shall be fully enforceable in any country should the losing party fail to perform the award. The costs of any arbitration proceedings shall be borne by the

                                                              _______  ________
                                                              Xiaoya   TurboChef

                                                              _______  ________
                                                               Date      Date
losing party unless otherwise determined by the arbitration award.

                  Section 24.04. When any dispute occurs and when any dispute is
                  -------------
under arbitration, except for the matters under dispute, the Parties shall continue to fulfil their respective obligations and shall be entitled to exercise their rights under this Contract.

                  Section 24.05. All disputes, which occur during or after
                  -------------
termination of this Contract, will be arbitrated under Australian law.

                  Section 24.05. All intellectual property infringement disputes
                  -------------
will be governed under the laws of the country in which the infringement occurred.

                                   ARTICLE XXV
                                   -----------

                                  Force Majeure
                                  -------------

                  Section 25.01. The obligations of either party under this
                  --------------
Contract shall be suspended without penalty during the period and to the extent that such party is prevented or hindered from complying therewith by events of force majeure including strikes, act of God, war, riot, civil commotion, malicious damage, governmental order, rule or regulation that affects directly and unfavorably the implementation of this Contract, accident, or other circumstances preventing the supply of goods or of raw materials therefor.

                  Section 25.02. If either party is hindered or prevented from
                  -------------
complying with its obligations pursuant to the preceding section, it shall promptly give notice to the other party stating the date and extent of such suspension and shall provide

                                                              ______  _________
                                                              Xiaoya  TurboChef

                                                              ______  _______
                                                               Date     Date
appropriate evidence of the cause thereof. The omission to give such notice shall forfeit the rights of such party to claim suspension of its obligations. Any party whose obligations have been suspended as aforesaid shall resume the performance of such obligation as soon as reasonably possible after the removal of the cause and shall so notify the other party.

                  Section 25.03. If any event of force majeure occurs, the
                  -------------
parties shall meet within fifteen (15) calendar days to determine what actions should be taken to reduce the effects to the parties as a result of the occurrence of such event.

                                  ARTICLE XXVI
                                  ------------

                                   Termination
                                   -----------

                  Section 26.01. In addition to any other provisions contained
                  -------------
herein for the termination of this Contract, this Contract may be terminated in the following circumstances:

                  a) by either party giving written notice to the other party, if at any time during the term of this Contract, the other party shall be unable to pay its debts when due, or shall become insolvent, or there shall be filed by or against it in any court a petition for bankruptcy or insolvency, or for reorganization or for the appointment of a receiver or trustee for all or a portion of its property, or if it makes an assignment for the benefit of creditors. Termination shall be effective forthwith if the event justifying the termination is a

                                                             ______  _________
                                                             Xiaoya  Turbo Chef

                                                             ______   ________
                                                              Date      Date
                                       30
             voluntary act of the party itself. Otherwise, termination shall be effective upon the adjudication that the other party is in fact bankrupt or insolvent, or upon a court taking and retaining jurisdiction over the other party and its assets for a period of sixty (60) days.

          b) by TurboChef giving thirty (30) days written notice to Xiaoya in the event there shall be any change in the corporate identity of Xiaoya or TurboChef by way of merger, sale or reorganization.

          c) by either party giving sixty (60) days written notice to the other party in the event of any action on the part of the government of the PRC or the government of the United States of America effectively abrogating the intent of this Contract or making its implementation economically impossible, which action is maintained or not substantially ameliorated within one (1) year from the date of the action.

          d) by TurboChef giving thirty (30) days written notice to Xiaoya in the event that Xiaoya becomes affiliated, directly or indirectly, with any competitor of TurboChef.

          e) by TurboChef giving written notice to Xiaoya if, for whatever reason, Xiaoya does not commence production of any of the TC3-1 ovens

                                                            ______    __________
                                                             Xioya     TurboChef

                                                            ______    __________
                                                              Date       Date
             within thirty (30) days following the notice of award of the CE Certification and Purchase Orders from TurboChef.

          f) by either party giving written notice to the other party in the event that an event of force majeure continues for a period of thirty (30) consecutive days that causes Xiaoya to cease production of the TC3-1 ovens and the Parties have been unable to find an equitable solution.

          g) by TurboChef giving written notice to Xiaoya if Xiaoya fails repeatedly to meet TurboChef's quality standards or to correct improper manufacturing techniques as requested to do so by TurboChef pursuant to this Contract.

          h) If for any reason, within or without Xiaoya's control, the cost of the ovens is no longer economically viable as determined by TurboChef, and TurboChef gives Xiaoya thirty (30) days notice to discontinue manufacturing the ovens.

          Section 26.02. Upon termination of this Contract, TurboChef will
          -------------
purchase manufactured TC3-1 ovens in stock, subject to quality approval by TurboChef, within thirty (30) days. Both Parties afterwards shall negotiate the disposition of any remaining stocks of TC3-1 ovens, materials, and components.

                                                            ______    __________
                                                             Xioya     TurboChef

                                                            ______    __________
                                                              Date       Date

          Section 26.03. If this Contract is terminated by Xiaoya for breach by
          -------------
TurboChef, and/or terminated for terms 26.01 a), b), g), and/or h), the equipment, tools, and production line used for the manufacture of the TC3-1 ovens by Xiaoya shall be paid to Xiaoya by TurboChef less depreciation. Upon payment, TurboChef may at its own expense and with Xiaoya's cooperation, take possession of the equipment, tools and production line. These items and depreciation rates are in Schedule F. TurboChef will also pay Xiaoya employee severance of $750 per employee assigned to the TurboChef TC3-1 oven production.

                                  ARTICLE XXVII
                                  -------------

                        Relinquishment of Licensed Matter
                        ---------------------------------

          Section 27.01. Xiaoya agrees that, after termination of this Contract,
          -------------
it will immediately cease and discontinue all use of any distinctive features of design of theTC3-1 ovens that may have been used by Xiaoya in performing this Contract.

          Section 27.02. Upon termination of this Contract for any reason,
          -------------
Xiaoya shall return any and all material furnished by TurboChef as such material remains the property of TurboChef. Xiaoya shall also return all testing equipment TurboChef provides to Xiaoya for testing the TC3-1 ovens.

                                                            ______    __________
                                                             Xioya     TurboChef

                                                            ______    __________
                                                              Date       Date

                                 ARTICLE XXVIII
                                 --------------

                            Miscellaneous Provisions
                            ------------------------

          Section 28.01. No variation of this Contract and its Schedules shall
          -------------
be valid unless it is in writing and signed by the parties, and approved by the governmental authorities which originally approved the Contract if such required.

          Section 28.02. This Contract has been prepared in quadruplicate, in
          -------------
both the English and the Chinese languages. Xiaoya and TurboChef shall each hold one copy in each language and the other copies in each language shall be submitted to the Examination and Approval Authority for approval and/or recording and the Customs Authority if required.

          Section 28.03. Failure of either party to exercise any right or option
          -------------
to terminate this Contract shall not constitute a waiver of such right or any other right.

          Section 28.04. This Contract supersedes all prior agreements,
          -------------
contracts and understandings between the parties, whether written or otherwise, as may pertain to the subject matter of this Contract.

XIAOYA GROUP COMPANY LIMITED            TURBOCHEF TECHNOLOGIES, INC.


By:__________________________         By:____________________________


Position:____________________         Position:______________________

Date:________________________         Date:__________________________

 (With Company Seal Affixed)             (With Company Seal Affixed)

                                                            ______    __________
                                                             Xioya     TurboChef

                                                            ______    __________
                                                              Date       Date

                                LIST OF SCHEDULES

Schedule A     List of IP Rights of Each Party
               TurboChef Patent Portfolio

Schedule B     Component Supply Responsibility
               Standard Cost Sheet for TC3-1 Oven
               Bill of Materials for TC3-1 Oven

Schedule C     Confidentiality Contract

Schedule D     Quality Requirements and Testing Protocol

Schedule E     List of Appropriate Standards for Domestic and European Ovens

Schedule F     Xiaoya Planned Equipment List and Depreciation Schedules

                                                            ______    __________
                                                             Xioya     TurboChef

                                                            ______    __________
                                                              Date       Date

             Schedule A: Intellectual Property Rights of Each Party

Section A.01: Position of Trust: During the course and scope of the TC3-1 oven
--------------------------------
development and OEM relationship Xiaoya has been and/or will be in a position of trust and has been and/or will be exposed to valuable confidential information, including trade secrets, which are the property of TurboChef. Additionally, during the course and scope of the TC3-1 oven development and product production, TurboChef has or may generate or produce valuable information which has or will be communicated to TurboChef, and which must be treated as confidential by Xiaoya and which shall be considered the property of TurboChef. This Contract sets forth terms and conditions that relate to such confidential information which are binding upon Xiaoya.

Section A.02: Inventions: During the course and scope of the TC3-1 oven
-------------------------
development and OEM relationship Xiaoya has or may make inventions which are the property of TurboChef. This Contract sets forth terms and conditions that relate to such inventions which are binding upon Xiaoya.

Section A.03: Competition with TurboChef: This Contract also includes terms and
-----------------------------------------
conditions which determine and limit the ability of Xiaoya to engage in competition with TurboChef, or assist or supply others with product which is competitive with TurboChef, during the term of the TC3-1 oven development and

                                                          _________   _________
                                                          LITTLE DUCK TURBOCHEF
                                                          _________   _________
                                                             Date       Date

OEM relationship and after any termination of the TC3-1 oven development and OEM relationship.

Section A.04: Purpose: TurboChef and Xiaoya enter into this Agreement in order
----------------------
to memorialize the current understanding and/or to determine the ownership of rights in and to the work product of this Agreement and related intellectual property. An additional purpose of this Contract is to establish a qualified primary OEM relationship between TurboChef and Xiaoya, with respect to the manufacture of the TC3-1 oven and the relationship will be referred to as the "TC3-1 OEM relationship" in this Contract. The parties will also agree upon quality and price standards for the product which will be manufactured by Xiaoya for TurboChef during the OEM relationship.

Section A.05: Consideration: In consideration of the TC3-1 oven development and
----------------------------
OEM relationship and the economic benefit derived from such TC3-1 oven development and OEM relationship, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by Xiaoya and TurboChef, the parties agree to the following terms and conditions.

Section A.06: Trade Secrets Revealed: In consideration of the terms and
-------------------------------------
conditions of this Contract, TurboChef hereby agrees that it has or will reveal confidential information to Xiaoya which will be utilized by Xiaoya in the course and scope of the TC3-1 oven development and OEM relationship, but only in strict compliance with the terms and conditions of this Contract.

                                                          _________    _________
                                                          LITTLE DUCK  TURBOCHEF
                                                          _________    _________
                                                             Date        Date

Section A.07: Definitions:
--------------------------

     PRODUCT INFORMATION: For purposes of this Agreement, the term "product information" shall mean any and all information, without limitation, relating in and to the TC3-1 which have been and will be developed by Xiaoya for use by TurboChef, or any of its affiliates, in its products. This information shall include:

     (1)  all ingredients and components utilized in the TC3-1;
     (2)  all procedures;
     (3) all preparation steps including, without limitation, all testing, quality control, quality assurance, and safety measurements and/or procedures utilized;
     (4)  the identity of and/or source for all components;
     (5) the identity of and/or source of all services performed by third parties in preprocessing, processing, or post-processing activities related to the TC3-1;
     (6) all price information relating to the ingredients and/or services utilized;
     (7)  all changes (past or future) to any PRODUCT INFORMATION;
     (8)  all versions of the PRODUCT INFORMATION;
     (9)  all improvements to the PRODUCT INFORMATION.

Section A.08: Confidentiality: Xiaoya understands that it has and will receive
------------------------------
and generate "Confidential Information" which is defined as information:

     (a) which is not known by the competitors of TurboChef or which is not known generally; and

                                                          _________    _________
                                                          LITTLE DUCK  TURBOCHEF
                                                          _________    _________
                                                             Date        Date

     (b) which has or may have actual or potential economic value for TurboChef.

EXCLUSIONS: For purposes of the Contract, the "Confidential Information" will not include:

     (a) information already known to Xiaoya before the commencement of the TC3-1 oven development and OEM relationship; and/or

     (b) information independently developed by Xiaoya before the commencement of the TC3-1 oven development and OEM relationship.

Section A.09: Acknowledgement of Secrecy Measures: During the course and scope
--------------------------------------------------
of the TC3-1 oven development and OEM relationship, Xiaoya will exercise diligence in preserving the integrity of confidential information, and in particular will observe and implement the secrecy measures which are required by TurboChef.

Section A.10: Nondisclosure: Xiaoya hereby agrees to keep secret all
----------------------------
confidential information to anyone outside of Xiaoya or TurboChef during the TC3-1 oven development and OEM relationship and after any termination of the TC3-1 oven development and OEM relationship, other than at the direction of TurboChef.

     NONUSE: After any termination of the TC3-1 oven development and OEM relationship with TurboChef, Xiaoya will not directly or indirectly use, or assist others in such use, of any confidential information of TurboChef.

                                                          _________    _________
                                                          LITTLE DUCK  TURBOCHEF
                                                          _________    _________
                                                             Date        Date

     NONCIRCUMVENTION: Xiaoya hereby agrees that it will not engage in conduct which circumvents the purpose of this Contract, and hereby stipulates that this Contract shall be interpreted, construed, and enforced broadly to protect the following specific purposes:

          .    to protect the confidential information of TurboChef;
          .    to protect the potential or actual economic advantage obtained by
          TurboChef through the relative secrecy of such confidential information; and
          .    to protect the potential or actual economic advantage obtained by
          TurboChef through the inclusion of the PRODUCT in TurboChef's  TC3-1.

Section A.11:Access: Concurrent with the effective date of this Contract,
--------------------
TurboChef shall have all access to all information within the possession, custody, control of Xiaoya and/or the OEMs, suppliers, independent contractors associated with Xiaoya which relates or pertain to the TC3-1 and PRODUCT INFORMATION.

     DOCUMENTATION: Xiaoya will prepare and deliver to TurboChef a documentation package listing all PRODUCT INFORMATION no later than 30 days after Contract Effective Date. Xiaoya shall supplement and correct the documentation, as is necessary to keep the information accurate and complete,

                                                          _________    _________
                                                          LITTLE DUCK  TURBOCHEF
                                                          _________    _________
                                                             Date        Date
each calendar quarter. Xiaoya shall deliver the supplementation to TurboChef within thirty (30) calendar days after the end of each calendar quarter.

Section A.12: Assignment of Inventions: Xiaoya understands that any invention
--------------------------------------
made or conceived by it or its employees during the course and scope of the TC3-1 oven development and OEM relationship for the TC3-1 belongs to TurboChef and Xiaoya hereby assigns all right, title, interest in and to such inventions to TurboChef and will take all measures with respect to its employees to secure title in and to TurboChef.

         RECORDATION AND DISCLOSURE OF INVENTIONS: Xiaoya hereby agrees to promptly disclose to TurboChef any invention which occurs during the course and scope of the TC3-1 oven development and OEM relationship for the TC3-1. Xiaoya further agrees to promptly provide to TurboChef a written description of such invention.

         ASSIGNMENT OF FUTURE RELATED INVENTIONS: In the event that any invention for the TC3-1 is described in a patent application, or disclosed in an invention disclosure to any third party by Xiaoya or the employees of Xiaoya or the independent contractors of Xiaoya within one year of any termination of the TC3-1 oven development and OEM relationship with TurboChef, it is to be presumed that such invention was conceived or made during the period of TC3-1 oven development and production for TurboChef, and thus will belong to TurboChef;

                                                       ___________     _________
                                                       LITTLE DUCK     TURBOCHEF
                                                       ___________     _________
                                                          Date            Date
provided that the invention is largely related to work performed for TurboChef or is related in any manner to the TC3-1 (whether commercial or experimental) of TurboChef. In the event that Xiaoya or its employees can refute such presumption by showing that such invention was conceived or made after any termination of the TC3-1 oven development and OEM relationship with TurboChef, such invention shall not belong to TurboChef.

         AGREEMENT TO ASSIST IN OBTAINING AND ENFORCING PATENTS: Xiaoya hereby agrees to execute all papers necessary for filing and/or obtaining US or foreign patents related to any invention belonging to TurboChef under the terms of this Contract. Xiaoya further agrees to give testimony, in depositions, hearings, or trials, in support of inventorship, provided that such assistance is provided at the sole expense of TurboChef.

         ASSIGNMENT OF COPYRIGHTS: Xiaoya hereby assigns to TurboChef all right, title, and interest in and to any copyrightable subject matter which is developed during the course and scope of the TC3-1 oven development and OEM relationship with TurboChef.

         ASSIGNMENT OF PRODUCT INFORMATION: Xiaoya hereby assigns to TurboChef all right, title, and interest in and to the product information, including all trade secret rights, patent rights, or other intellectual property rights in and to all of the TC3-1, including all TC3-1 created to date, all TC3-1S to be created in the future, and all work in progress.

                                                       ___________     _________
                                                       LITTLE DUCK     TURBOCHEF
                                                       ___________     _________
                                                          Date            Date

INVENTIONS BY INDEPENDENT CONTRACTORS: Any inventions by independent contractors that are specific enhancements to the technology shall become the exclusive property of TurboChef. Any inventions done on TurboChef's behalf shall become TurboChef's exclusive property. Any inventions or enhancements of standard parts shall be excluded. Xiaoya will support TurboChef in obtaining ownership of inventions created by independent contractors.

EMPLOYEE INCENTIVES: TurboChef and Xiaoya will establish a review committee to develop incentive programs to encourage employee inventions and cost reduction programs. TurboChef agrees to provide incentives to Xiaoya employees for awarded patents and accepted and demonstrated cost reduction programs following the established Xiaoya incentive programs.

Section A.13: Business Competition and Conflicts of Interest: Xiaoya hereby
------------------------------------------------------------
agrees that it will not knowingly or intentionally engage in any activity on its own behalf, or on the behalf of any other entity, in any business which is in any way competitive with the business of TurboChef, during the TC3-1 oven development and OEM relationship. Xiaoya further agrees that during the term of the TC3-1 oven development and OEM relationship it will not undertake any planning for or organization of any business entity competitive with the business of TurboChef. Xiaoya further agrees that it will not combine or conspire with others for the purpose of organizing any competitive business activity.

                                                       ___________     _________
                                                       LITTLE DUCK     TURBOCHEF
                                                       ___________     _________
                                                          Date            Date

         NONCOMPETITION POST DEVELOPMENT: Xiaoya hereby agrees that for a period of two (2) years after any termination of the TC3-1 oven development and OEM relationship with TurboChef, which is established by this Contract, it shall not participate directly or indirectly or engage directly or indirectly in any business which is directly competitive with the business operations of TurboChef.

         DIVERSION OF BUSINESS: Xiaoya hereby agrees that for a period of two
(2) years from the date of any final termination of the TC3-1 oven development and OEM relationship with TurboChef, it will not influence or attempt to influence previously existing customers or otherwise directly or indirectly divert or attempt to divert from TurboChef any business TurboChef has enjoyed or solicited during the past year.

                                   Schedule B

      Component Supply Responsibility, Standard Cost and Bill of Materials

                       BML                                       MFG          UNIT       EXT           T/C      PARTS
 NEW OR DELETE         QTY            DESCRIPTION            ASSBLY DWG       COST       COST          COST     0R DWG'S
                                                                              XIAOYA     XIAOYA        USD $    TBD
                                                                              RMB        RMB
                        4          LEG 4"                     A60-1653           ++           ++
      NEW               2          10 AMP FUSES                                  ++           ++                X
      NEW               2          FUSE HOLDERS                                  ++           ++                X
                                   TAPE, FOAM, CLOSED
                        1          CELL                                          ++           ++                spec
                                   CORD SET 40 AMP
      NEW               1          250V 2P 3 WIRE             INC TO359          ++           ++
    DELETE              1          SWITCH, PRESSURE          C6065F1175          ++           ++
                        1          POWER SUPPLY, 24 VDC       S-150-24           ++           ++         ++
                        1          AXIAL FAN                   MT24B3            ++           ++
                                   THERMOSTAT, HIGH
      TBD               1          LIMIT                    56.10566.500         ++           ++
                                   LABEL, CAUTION
      NEW               1          MICROWAVES                                    ++           ++
                                   MOTOR, FLANGE
                        1          MOUNT, 1 HP                 W1859-3           ++           ++
                        1          CAP, BLOWER                                   ++           ++
                                   HEATER ELEMENT,
                        1          240V OR 208V                                  ++           ++
                        1          CATALYTIC CONVERTER           402             ++           ++         ++
                        1          HEATER GASKET                                 ++           ++                X
                                   VACUUM FLUORESCENT
                        1          DISPLAY                                       ++           ++         ++     X
                        1          COVER, DOOR                                   ++           ++
                       2.3         INSULATION KIT                #8              ++           ++
                        1          MAGNETRON BLOWER              367             ++           ++
                        1          PLATTER, CERAMIC                              ++           ++
                        1          KEYPAD, DECAL                                 ++           ++
                        1          SMT CONTROL                  81303            ++           ++         ++

                                   HANDLE, COOK
                        1          CHAMBER DOOR                                  ++           ++
                        1          RELAY                    G2R-2-S-DC24         ++           ++
                                   RELAY & HEATSINK
                        2          ASSEMBLY                    HBL-242           ++           ++                NO H SINK
                                   SPROCKET, MODIFIED,
                        1          STIRRER SHAFT                 396             ++           ++
                                   SPROCKET, MODIFIED,
                        1          MOTOR                         396             ++           ++

Page 1                       [++  Represents confidential treatment request]

                                   Schedule B

      Component Supply Responsibility, Standard Cost and Bill of Materials

                                   BELT, TIMING, 0.80
                        1          PITCH                         396             ++           ++
                        3          EMI FILTER                                    ++           ++                X
                        1          SHAFT, STIRRER                396             ++           ++
                        1          HUB, STIRRER                  396             ++           ++
                        2          HINGE, DOOR                                   ++           ++
    INT DEL                        HEATER ELEMENT, 208V                          ++           ++
                        4          SPACER, BLOWER MOUNT                          ++           ++
      TBD               4          SOCKET                     P2RF-08-E          ++           ++
                                   INSULATION, BTU
                                   BLOCK, 4X6X.44
                        1          THICK(DOOR)                                   ++           ++
                        1          FAN GUARD                   551199            ++           ++
                                   CIRCUIT BREAKER,
                        1          35A DP W/ TRIP         AS168X-CB2G350A5       ++           ++
                        1          RUBBER GASKET              ZX-10130           ++           ++
      TBD               1          SEAL, ENVIRONMENTAL                           ++           ++
                                   TERMINAL BLOCK,
      TBD               1          ASSEMBLY, 3 POSITION       T7030055           ++           ++
                                   TERMINAL BLOCK,
    DELETE              1          ASSEMBLY, 6 POSITION       T7030056           ++           ++
   R BY 453             3          SWITCH, DOOR             V-15G2-1C25-K        ++           ++
                        5          BALL STUD               IF116-421-8-495       ++           ++
                                   FITTING,
                        2          THERMOCOUPLE             TH-2747-N-125        ++           ++
                                   SPACER, PHENOLIC
                                   (JUST FOR BLODGETT
                        2          HANDLE)                    P47-X001           ++           ++                SAMPLE
                        4          STANDOFF, #6X.437                             ++           ++
                        1          STRAIN RELIEF motor        CL124051           ++           ++
                        1          INSULATION, DOOR                              ++           ++                X
      NEW               3          24 VOLT COIL @ 240 V                          ++           ++                x
      NEW               2          HINGE, DOOR                                   ++           ++                ok in TO291
                                   TERMINAL BLOCK, 2
      NEW               1          POSITION                                      ++           ++
      NEW               1          LOW VOLTAGE HARNESS        INC TO359          ++           ++
      NEW               1          BLOWER MOTOR HARNESS                          ++           ++
                                   WIRE KIT -HIGH
      NEW               1          VOLTAGE                                       ++           ++
      NEW               1          26 PIN CONNECTOR           INC TO359          ++           ++

Page 2                       [++  Represents confidential treatment request]

                                   Schedule B

      Component Supply Responsibility, Standard Cost and Bill of Materials

                                   9 PIN FLAT
      NEW               1          CABLE/CHEF COM RS232       INC TO359          ++           ++                X
                                   CABLE ASS  VFD
      NEW               1          POWER SUPPLY          INCULDED IN WH ???      ++           ++
    DELETE              1          NEW DOOR SWITCH                               ++           ++
                                                                                                                T/C

                        1          SCHEMATIC DIAGRAM                             ++           ++                PROVIDES 500
                        1          PLATE RATING                                  ++           ++                ok
                                   DATA RATING PLATE &
                        1          SERIAL                                        ++           ++
      NEW               1          LABEL, FUSE WARNING                           ++           ++
      NEW               1          INSULATION LAYOUT                             ++           ++
      NEW               3          DOOR SWITCH                                   ++           ++
                                   DOOR HINGE ASS,
      NEW                          .25" BEARING                                  ++           ++                ok in to291
                                   CAPACITOR, DUAL,
                                   1.05uF, 1.15,
                        1          2500VAC                  MD252125KE-1         ++           ++         ++
                                   RF SENSOR /
                                   CONNECTOR,
                                   RECEPTACLE,
                        1          ELECTRICAL               2052-1352-02         ++           ++
                                   CONTROLLER, MOTOR
                        1          SP200                       SP200A            ++           ++
                        1          DIODE                     HVCA JH676          ++           ++
                        1          INSULATOR, KLIXON       62-10-1010-1674       ++           ++
                                   KEY, WOODRUFF, SS,
                        1          #605                         #605             ++           ++
                        1          MAGNETRON                     367             ++           ++         ++
                                   MOTOR, STIRRER, 6
                        1          RPM                           396             ++           ++
                        1          SPRING, COMPRESSION      LC-082M-1CRES        ++           ++


                                   THERMOCOUPLE, TYPE
                        2          K, 1/16"                 TC-K-1000205         ++           ++
                                                             TYPE 60T21,
                        1          THERMOSTAT, KLIXON     313703, L212-18F       ++           ++
                                   THERMOSTAT, 120 F,
                        1          CLOSE ON RISE            CA1FVA120F30         ++           ++
                                   TRANSFORMER,
                        1          FILAMENT, H.V             8130F44-93          ++           ++
                                   TRANSFORMER, H.V
                        1          820MW4                      820MW4            ++           ++
                                   WAVESPRING WASHER,
                        2          9"                         16688-01           ++           ++         ++
                                   BLOWER WHEEL (HEAT
                        1          SLINGER)                 3 1/2 HT.625Y        ++           ++
                                   LABEL, WARNING (DO
                        2          NOT REMOVE)                                   ++           ++


Page 3                       [++  Represents confidential treatment request]

                                   Schedule B

      Component Supply Responsibility, Standard Cost and Bill of Materials

    DELETE              1          LABEL, UL LISTING                             ++           ++
                        1          LABEL, CIRCUIT                                ++           ++
                        1          LABEL, HIGH VOLTAGE                           ++           ++
                                   LABEL, SERVICE
                        1          CAUTION                                       ++           ++
                        1          LABEL, UL LISTING                             ++           ++
                                   PLATE, MOTOR
    DELETE              1          INTERFACE                                     ++           ++
                        1          SHIM, SHAFT SEAL                              ++           ++
                                   LABEL, DANGER,
      NEW               1          EXPOSED FAN                                   ++           ++
                                   CERAMIC, WAVEGUIDE
                        1          CAP                                           ++           ++
                        1          HUB, FAN, SMALL                               ++           ++
                                   LABEL, PREVENTIVE
    DELETE              1          MAINTENANCE                                   ++           ++
                        1          CABLE ASSEMBLY, RF                            ++           ++                X REV
                        1          LABEL, PATENT                                 ++           ++
                                   BLOCK, BEARING,
                        1          BLOWER SEAL                                   ++           ++
                                   PLUG, WAVEGUIDE,
                        1          QUARTZ                                        ++           ++         ++
                                   LABEL, CAUTION "HOT
                        1          SURFACES"                                     ++           ++
                                   WIRE STOP,
                                   WAVEGUIDE SEAL(PART
    DELETE              1          OF 700-1339)                                  ++           ++
                        1          SEAL PLUG, TEFLON                             ++           ++         ++
                                   ASSY, WAVEGUIDE
                        1          CLAMP                                         ++           ++
                                   LABEL, FCC/FDA
                        1          NOTICE                                        ++           ++
    DELETE              1          SERIAL PLATE                                  ++           ++                X
                                   LIQUID TIGHT THREAD
                        1          LOCKER                                        ++           ++
                        1          STRAIN RELIEF                                 ++           ++
                        25         NYLON CABLE TIES                              ++           ++
                        8          CABLE TIE CLAMP                               ++           ++
                                   Frt & duty on T/C
                                   parts                                         ++           ++         ++
                                   TOTAL BOUGHT PARTS:                           ++           ++         ++

                        1          LINE VOLTAGE HARNESS                          ++           ++

Page 4                       [++  Represents confidential treatment request]

                                   Schedule B

      Component Supply Responsibility, Standard Cost and Bill of Materials

                        1          BLADE, STIRRER                396             ++           ++
                        5          BALL STUD SPEED CLIP          340             ++           ++
                        1          BLADE, FAN                                    ++           ++
                        1          RING, BLOWER                                  ++           ++
                                   CLAMP, BEARING
                        1          SPRING                                        ++           ++
                                   CLAMP, LARGE
                        1          CAPACITOR                                     ++           ++
                        1          SEAL RING, WAVEGUIDE                          ++           ++                X
                                   BOTTOM, MICROWAVE
                        1          LAUNCHER                                      ++           ++
                        1          SIDE, WAVEGUIDE TUBE                          ++           ++
                                   ENDCAP, WAVEGUIDE
                        1          TUBE                                          ++           ++
                        1          TOP, WAVEGUIDE TUBE                           ++           ++
                                   TUBE, LOWER,
                        1          MICROWAVE LAUNCHER                            ++           ++
                        1          SIDE, BLOWER HOUSING                          ++           ++
                        1          SIDE, BLOWER MOUNT                            ++           ++
                                   RING, VENTURI,
                        1          TAPERED                                       ++           ++
                                   SCROLL, BLOWER
                        1          HOUSING FORMED                                ++           ++
                                   PLATE, MOTOR
                        1          INTERFACE                                     ++           ++
                        1          PLENUM, UPPER AIR                             ++           ++
    DELETE              1          SHUNT SUPPORT, DOOR                           ++           ++
                        1          SHUNT, DOOR                                   ++           ++
    DELETE              1          OUTER FRAME, DOOR                             ++           ++
    DELETE              1          ARM, SUPPORT                                  ++           ++
                        1          OUTER, SKIN, DOOR                             ++           ++
                        1          LINER, TOP & SIDES                            ++           ++
                        1          LINER, BOTTOM                                 ++           ++
                        1          BAFFLE, HEATER                402             ++           ++
                        5          FILLER, COVE CORNER                           ++           ++
                                   SCREEN, DEBRIS
    DELETE              1          CATCHER                                       ++           ++

Page 5                       [++  Represents confidential treatment request]

                                   Schedule B

      Component Supply Responsibility, Standard Cost and Bill of Materials

                                   MOUNTING FLANGE,
    DELETE              1          DEBRIS CATCHER                                ++           ++
                                   FRONT PLATE/DOOR
                        1          FLANGE                                        ++           ++
    DELETE              2          SUPPORT, PLATTER                              ++           ++
    DELETE              3          SUPPORT, PLATTER                              ++           ++
                        1          GREASE TRAY                                   ++           ++
                        2          FILLER, CAVITY FRONT                          ++           ++
                                   GREASE TRAY
                        2          SUPPORT, LH                                   ++           ++
                                   GREASE TRAY
    DELETE              1          SUPPORT,RH                                    ++           ++
    DELETE              1          TOP FRAME HALF                                ++           ++
                        2          TOP FRAME HALF                                ++           ++
                                   FRAME VERTICAL
                        3          SUPPORT                                       ++           ++
                                   FRAME VERTICAL
                        1          SUPPORT                                       ++           ++
                        1          FRAME BOTTOM                                  ++           ++
                        1          BOTTOM PLUG                   340             ++           ++
                        2          BRACKET, HINGE                                ++           ++
    DELETE              1          CLIP, DOOR                                    ++           ++
                        1          TOP PLUG                                      ++           ++
                        1          PANEL, CONTROL                352             ++           ++
                        1          BODY TOP                                      ++           ++
                        1          TUBE, GREASE DRAIN                            ++           ++
                        1          CAP, GREASE DRAIN                             ++           ++
                                   RETURN AIR DUCT
                        1          FLOOR                                         ++           ++
                        1          TOP, RETURN AIR DUCT                          ++           ++
                        1          BODY SIDE, LH                                 ++           ++
                        1          BODY SIDE, RH                                 ++           ++
                        1          BODY BACK                                     ++           ++
                        1          FILLER, LEFT FRONT            421             ++           ++
                                   FILLER PIECE,
                        1          RETURN AIR DUCT                               ++           ++
                                   FILLER COVER, LEFT
    DELETE              1          FRONT                                         ++           ++
                                   FILLER ASSEMBLY,
    DELETE              1          LEFT FRONT                                    ++           ++
                                   COVER, RETURN AIR
                        1          DUCT                          421             ++           ++
                        1          TRIM, FRONT PLATE                             ++           ++
                                   BRACKET, CATALYTIC
                        2          CONVERTER INNER                               ++           ++

Page 6                       [++  Represents confidential treatment request]

                                   Schedule B

      Component Supply Responsibility, Standard Cost and Bill of Materials

                                   BRACKET, CATALYTIC
                        1          CONVERTER, OUTER                              ++           ++
                        2          STIFFENER, FLOOR                              ++           ++
                        1          TUBE, VENT                                    ++           ++


                                   MOUNTING ANGLE,
                        1          CONTROL                                       ++           ++
                                   PLATE, ELECTRICAL
                        1          MOUNTING                                      ++           ++
                        2          GUSSET, FRAME                                 ++           ++



                        1          RAIL, DIN, 5.9"                               ++           ++
                        1          RAIL, DIN, 8.6"                               ++           ++
                        1          SUPPORT, REAR OVEN                            ++           ++
                        2          BRACKET, OVEN BOTTOM                          ++           ++
                        1          DUCT, MAGNETRON TOP                           ++           ++
                                   DUCT, MAGNETRON
                        1          BOTTOM                                        ++           ++
                                   DUCT, MAGNETRON
                        1          LEFT SIDE                                     ++           ++
                                   DUCT, MAGNETRON
                        1          RIGHT SIDE                                    ++           ++
                                   UPPER TUBE,
                        1          MICROWAVE LAUNCHER                            ++           ++
                                   APERATURE RING,
                        1          MICROWAVE LAUNCHER                            ++           ++
                        1          TRAY, HIGH VOLTAGE                            ++           ++
                                   BRACKET,
                        1          TRANSFORMER MOUNTING                          ++           ++
                        1          PLATE, DUCT                   425             ++           ++
    DELETE              1          DUCT TOP, MAG FAN                             ++           ++
                                   PLENUM, MAGNETRON
                        1          DUCT                          425             ++           ++
                                   FOOT, REAR OVEN
                        1          SUPPORT                                       ++           ++
                                   DUCT TRANSITION,
    DELETE              1          MAG FAN                                       ++           ++
    DELETE              1          TAB, DUCT                                     ++           ++                X

Page 7                       [++  Represents confidential treatment request]

                                   Schedule B

      Component Supply Responsibility, Standard Cost and Bill of Materials

                        1          FLOOR, COOK CHAMBER                           ++           ++
                        1          BASKET, FLOOR                                 ++           ++
                        1          BRACKET, DUCT RS                              ++           ++
                        1          BRACKET, DUCT LS              425             ++           ++
                        1          EXHAUST COVER ASSY                            ++           ++
                                   GASKET, COVER,
                        1          RETURN AIR DUCT                               ++           ++                X
                        1          COVER, VENT TUBE                              ++           ++
                        1          STRIP, DRIP                                   ++           ++
      NEW               1          FINAL TEST PROCEDURE                          ++           ++
    DELETE              2          SHIM, DOOR                                    ++           ++
                                                                                                                T/C PROVIDE
      NEW               1          MANNUAL-OWNER'S C-70                          ++           ++                500
                        1          STACKING RAIL                                 ++           ++
      NEW               1          DUCT TOP, MAG FAN             361             ++           ++
                                   DUCT TRANSITION,
      NEW               1          MAG FAN                       361             ++           ++
                                   CHANNEL INSULATION
      NEW               3          TOP PANEL                                     ++           ++
                                   SHIELD, HEATER
      NEW               1          TERMINAL                      402             ++           ++
                                   FILLER PIECE ,
                                   RETURN AIR DUCT
      NEW               1          (11GA)                                        ++           ++
                                   BRACKET, OPERATOR
      NEW               1          PANEL                                         ++           ++
                                   SWITCH ASSY. MOUNT
      NEW               1          BRACKET                       369             ++           ++
      NEW               1          SWITCH ACTUATOR            407, 369           ++           ++
      NEW               1          CONTROL MOUNT PLATE                           ++           ++
                                   MOUNT BRACKET
      NEW               2          OPERATOR CONTROL              352             ++           ++
                                   BRACKET FOR DOOR
      NEW               2          HINGE                                         ++           ++
      NEW               1          RUBBER GASKET SHIM                            ++           ++
                                   FRAME VERTICAL
      NEW               1          SUPPORT                                       ++           ++
                                   DUCT, COOLING
      NEW               1          INTAKE AIR                                    ++           ++
                                   SHIELD. DOOR HINGE
    DELETE                         INULATION                                     ++           ++
      NEW               1          SPEC SHEET-MARKETING                          ++           ++

Page 8                       [++  Represents confidential treatment request]

                                   Schedule B

      Component Supply Responsibility, Standard Cost and Bill of Materials

                                   MOUNT BRACKET
      NEW               1          TERMINALS                                     ++           ++
                                   MOUNT PLATE STIRRER
      NEW               1          MOTOR                         396             ++           ++
                                   BRACKET TRANSFORMER
      NEW               1          MOUNTING                                      ++           ++
      NEW               1          BARRIER WIRE TEST                             ++           ++
                                   FINGER GUARD, FRONT
      NEW               1          PLAE                                          ++           ++
                                   SWITCH ASSEM DOOR
      NEW               1          SINGLE LHS?                  ASSEM            ++           ++
                                   BRACKET,
      NEW               1          INSULATION  SHIELD                            ++           ++
                                   BRACKET DOOR SWITCH
      NEW               1          LHS                                           ++           ++
      NEW               1          EXHAUST COVER                                 ++           ++
                                   FRONT TRIM ASSY.
      NEW               1          WELDED                                        ++           ++
      NEW               1          SHUNT SUPPOR DOOR                             ++           ++
      NEW               1          SHUNT SUPPORT SHIM                            ++           ++
                                   MOUNTING PLATE DOOR
      NEW               2          SWITCH                     438, 439           ++           ++
                                   ACTUATOR BRACKET
      NEW               1          DOOR SWITCH LH                439             ++           ++
                                   ACTUATOR BRACKET
      NEW               1          DOOR SWITCH RH                438             ++           ++
                                   MOUNTING BRACKET
      NEW               2          DOOR SWITCH                438, 439           ++           ++
      NEW               1          SWITCH  ASSY DOOR RH                          ++           ++
      NEW               1          SWITCH ASSY DOOR LH                           ++           ++
                                   CHANNEL INSULATION
      NEW               1          TOP PANEL                                     ++           ++
                                   SWITH ASSEMBLY
      NEW               2          MOUNT BRACKET L.H             407             ++           ++

                        1          ASSY, WAVEGUIDE                               ++           ++
    DELETE              1          Assembly Blower                               ++           ++
                                   BLOWER ASSEMBLY,
                        1          WELDED                                        ++           ++
                        1          CAVITY, WELDMENT                              ++           ++

Page 9                       [++  Represents confidential treatment request]

                                   Schedule B

      Component Supply Responsibility, Standard Cost and Bill of Materials

                                   MAIN CAVITY ASSY,
    DELETE              1          WELDED                                        ++           ++

                        1          DOOR ASSY                                     ++           ++
                                   DEBRIS CATCHER
    DELETE              1          ASSEMBLY                                      ++           ++
                        1          FRAME ASSY                                    ++           ++
                                   PANEL, RETURN AIR
      NEW               1          DUCT ASSEMBLY                                 ++           ++
                                   RETURN AIR DUCT
      NEW               1          ASSEMBLY, WELDED                              ++           ++
                                   Bracket CC Inner
                        1          Assembly                                      ++           ++
                                   CONTROL COMPONENT
                        1          ASSEMBLY                                      ++           ++
                                   FRAME, BOTTOM
                        1          ASSEMBLY                                      ++           ++
                        1          ASSY, BLOWER MOTOR                            ++           ++
                        1          DUCT, MAGNETRON               367             ++           ++
                        1          HIGH VOLTAGE ASSY                             ++           ++
    DELETE              1          DUCT ASSY, MAG FAN                            ++           ++
                                   FLOOR ASSY, COOK
                                   CHAMBER CHANGE TO
                        1          T/C PART #                                    ++           ++
                        1          BOTTOM PLUG ASSY              340             ++           ++
    DELETE              1          ASSY, BLOWER MOTOR                            ++           ++
    DELETE              1          STIR MOTOR ASSEMBLY                           ++           ++
                        1          ASSY, CONTROL PANEL           352             ++           ++                X
                                   DUCT ASS MAGNETRON
      NEW               1          FAN                           367             ++           ++
                                   COOLING ASSY
      NEW               1          Magnetron                     367             ++           ++
                                   CONTROL PANEL
      NEW               1          SUB-ASSEMB                    352             ++           ++
      NEW               1          SWITCH ASSY DOOR              369             ++           ++
      NEW               1          ASSY STIRRER                  396             ++           ++
                                   ASSY CATALYTIC
      NEW               1          CONVERTER                                     ++           ++
                                   208V RETURN AIR
      NEW               1          DUCT ASS                                      ++           ++                X
      NEW               1          CAVITY TOP WELDMENT                           ++           ++                X
      NEW               1          CAVITY BOTTOM                                 ++           ++                X
                                   WELDMENT FINAL
      NEW               1          CAVITY                                        ++           ++                X

Page 10                       [++  Represents confidential treatment request]

                                   Schedule B

      Component Supply Responsibility, Standard Cost and Bill of Materials

                                   WELDMENT PLENUM
      NEW               1          ASSY MAGNETRON                425             ++           ++
                                   INSTALLATION
                                   INSTRUCTIONS FOR
      NEW               1          WAVE GUIDE SEAL                               ++           ++
                                   TOTAL SHEET METAL &
                                   ASSEMBLY                                      ++           ++
                                                            ASSEMBLY COST        ++           ++

                                   SCREW MACH4-40 PAN
      NEW                          HD                                                         ++
      NEW                          SCREW                                                      ++
      NEW                          WASHER,FENDER                                              ++
      NEW                          SCREW                                                      ++
      NEW                          NUT-HEX                                                    ++
    DELETE                         NUT 5/16"-24 UNF SST                                       ++
                        8          SCREW, TAP #10 X 3/8
                        2          BOLT, 1/4-20
                        8          NUT, HEX #6-32
                        4          NUT, HEX #6-32
                                   CONNECTOR,
                        1          ELECTRICAL
                                   SCREW, MACHINE 6-32
                        5          UNC 3/8 PAN HEAD
                                   SCREW, MACHINE 4-40
                        2          UNC 5/8 PAN HEAD
                        2          NUT, HEX #4
                        2          NUT, HEX #8
                                   SCREW, 1/4-20 X 3/4
                        4          S/S FLAT HEAD
                        4          NUT, WELD 10-24
                        2          SPEED NUT
                        3          NUT, WELD 6-32
                        4          NUT, WELD 6-32
                        8          NUT, WELD 6-32
                        2          6-32 WELD NUT
                        4          WASHER, FLAT #8
                        2          10A FUSE
                        2          SCREW, #8-32 X 2
                        4          NUT, WELD 8-32
                        2          NUT, WELD #8-32
                        10         8-32 WELD NUT
                        4          NUT, WELD 8-32

Page 11                       [++  Represents confidential treatment request]

                                   Schedule B

      Component Supply Responsibility, Standard Cost and Bill of Materials

                        1          SCREW, 4-40 X 7/8
                                   SCREW, TAPPING 8-32
                        26         X 3/8
                        2          PRESS NUT, 4-40
                                   GASKET, SILICONE
                        1'         TAPE
                                   NUT, HEX 1/4-20 X
                        1          .437
                        10         RIVET, SHORT 1/8DIA.
                        6          SCREW, #10-24 X 3/8
                                   SCREW, MACHINE
                        4          10-24 X .375
                        2          SCREW, 10-24 X 3/8
                                   WASHER, LOCK, 1/4
                        8          SPLIT
                                   LOCK WASHER, 1/4
                        2          SPLIT
                        8          WASHER, LOCK SPLIT
                                   SCREW, MACHINE
                        4          1/4-20 X 3/8 HEX
                                   SCREW, 8-32 X .375
                        18         SST, HEX
                                   SCREW, MACHINE 8-32
                        16         X3/8
                        1          NUT, HEX 6-32
                        4          NUT, HEX 6-32
                        8          WASHER,LOCK #6
                                   WASHER, LOCK #6
                        5          SPLIT
                        8          WASHER, FLAT #6
                        4          WASHER, FLAT #6
                        6          WASHER, #10 FLAT
                        8          WASHER, FLAT #10
                        4          3/8-16 WELD NUT
                        1          LABEL, FUSE
                        2          WASHER, FLAT #10
                                   WASHER, FLAT #10 X
                        4          9/16 DIA.
                        2          FLAT WASHER, 1/4
                                   STUD, WELD 10-24 X
                        2          3/8
                        2          END STOP, TERMINAL
                        2           NUT, WELD #10
                        12         NUT, WELD #8-32
                        6          NUT, WELD #8-32

                                   Schedule B

      Component Supply Responsibility, Standard Cost and Bill of Materials

                                   SCREW, WLED 1/4-20
                        1          X 7/8 LONG
                                   PRESS STUD, 1/4-20
                        6          X 7/8" FLUSH HEAD              X
                                   STUD, PRESS 1/4-20
                        12         X 7/8
                                   STANDOFF, 6-32 X
                        4          1.25 LG, M/F
                        4          WASHER, TEFLON #10
                        1          RELAY, 240V
                                   SCREW, SLOTTED HEAD
                        2          SHOULDER
                                   SCREW, 4-40 X 1.5
                        2          PAN HEAD
                        2          NUT, LOCK S/S, 10-32
                        4          SCREW 6-32 X .25
                        4          SCREW, #6-32 X1/2
                                   SCREW, PPH 22 TYPE
                        2          F #5X
                                   SCREW 8-32 X 1/4
                        2          SHCS S/S
                                   SCREW, BUTTON HD
                        11         8-32 X .375 SST
                                   SCREW, BUTTON HD
                        11         8-32 X .375 SST
                                   SCREW, BUTTON HEAD
                        4          S/S 8-32 UNC X .38
                                   SCREW, SOCKET HD
                        4          S/S 1/4-20 UNC X .75
                                   SCREW, SOCKET HEAD
                        1          CAP, 6-32 X 1/2
                        4          WASHER, #6 FLAT
                        2          FLAT WASHER, #6 S/S
                                   LOCK WASHER, #8
                        4          INTERNAL TOOTH S/S
                                   WASHER, #10 SPLIT
                        6          LOCK
                        2          WASHER, LOCK #4 S/S
                                   WASHER, #6 SPLIT
                        4          LOCK
                        2          LOCK WASHER, #6 S/S
                                   WASHER, LOCK, #8
                        18         SPLIT
                                   WASHER, LOCK, #8
                        11         SPLIT

                                   Schedule B

      Component Supply Responsibility, Standard Cost and Bill of Materials

                                   WASHER, LOCK, #8
                        11         SPLIT
                                   WAVE SPRING WASHER,
                        2          9"

                                   FASTNERS TOTAL                                             ++
                                   PACKING MATERIAL                                           ++
                                   O'HEAD & LABOUR                                            ++

                                   GRAND TOTAL  RMB                                           ++

                                   TARGET COST RMB                                            ++

                  T/C BUY ITEMS

                  DELETED PARTS

Page 14                       [++  Represents confidential treatment request]

                      Schedule C: Confidentiality Contract

I, _____________(name), ______________(position) of Shandong Xiaoya Group Company, Limited "Company"[or name of subcontractor] hereby represent, warrant and agree to keep confidential any information in relation to the information regarding intellectual property of manufacture of the TC3-1 ovens disclosed to me for the benefit of the Company as follows:

1. During the term of my employment by the Company [or name of subcontractor] and after the termination hereof, I shall not disclose, unless expressly required by law or a court enterprise, corporation or government agency or organization in or of the People's Republic of China or any other country, any information, whether in oral, written, pictorial, graphic or recorded form, concerning the design, manufacture, application, inspection, testing, maintenance, packaging, marketing or sale of the TC3-1 ovens or any other relevant information in relation to the TC3-1 ovens which may come to my knowledge or possession or be disclosed to me by the Company [or name of subcontractor] (hereinafter collectively referred to as the "Confidential Information").

2. Without limiting in any way the foregoing agreement and obligation, I hereby agree that all printed, written, recorded or other materials containing or relating to the Confidential Information, prepared by me or which comes in my possession or knowledge during my employment with the Company[or name of subcontractor], are and shall remain the property of the Company and, if requested by the Company or upon the termination of my employment with the Company [or name of subcontractor], all such materials, including all prints, copies or duplicates thereof, shall be either disposed of or returned to the Company in accordance with the Company's instruction.

                                                              ------   ---------
                                                              Xiaoya   TurboChef

                                                              ------   ---------
                                                               Date      Date

3. In consideration of the disclosure to me of the Confidential Information, I further agree that I will not, following termination of my employment with the Company [or name of subcontractor], directly or indirectly engage in manufacture of the TC3-1 ovens by making use of the Confidential Information.

4. I enter into this Contract with the express purpose and intent that the Company derives benefits therefrom, and I further understand and acknowledge that the Company [or name of subcontractor], shall have the right to enforce this Contract against me should I be deemed to have violated this Contract in any manner.

Terms defined in the OEM Contract dated May 15,2000 between Shandong Xiaoya Group Company, Limited and TurboChef technologies, Inc. shall have the same meanings when used in this Contract.

Signed this ______ day of ______, 2000.

                                                   Name:________________________

                                                   Position: ___________________


                                                              ------   ---------
                                                              Xiaoya   TurboChef

                                                              ------   ---------
                                                               Date      Date

Schedule D: Quality Requirements and Testing Protocol

Includes:

Accellis Oven Testing Requirements

Unit Test Procedure

Accelerated Life Testing Procdures

Air temperature measurement procedure

Velocity and Vector Measurement

Microwave Power measurement and distribution measurement


                                                              ------   ---------
                                                              Xiaoya   TurboChef

                                                              ------   ---------
                                                               Date      Date

                                                                    Confidential
Schedule E: Appropriate standards for US, Canadian and European Community use

US requirements

    .   UL Specifications
        UL923 Microwave Cooking Appliances.
        (UL 197 concerning vent hoods only).
    .   FDA Standards:
        DHHS Federal Performance Standard 21 CFR 1030.10
    .   Sanitation Standard: NSF STD NO. 4-1992 - Maintained by UL- File
        E151488.
    .   FCC Specifications: FCC Part 18.

Canadian requirements
..    CAN/CSA-C22.2 No. 150-M89

European Community requirements (CE)
..   low voltage directive requirements
    1.  IEC 335-1, Safety of household and similar electrical appliances.
    2.  IEC 335-2-25, Microwave ovens.
    3. IEC 335-2-36, Commercial electric cooking ranges, ovens, hobs and hob elements.
    4.  IEC 335-2-42, Commercial electric forced convection ovens.

..   EMI directive requirements
    1. EN 55011, Limits and methods of measurement of radio disturbance characteristics of industrial, scientific and medical (ISM) radio-frequency equipment.

    2. EN50082-1, Electromagnetic compatibility- generic immunity standard -- Part1: Residential, commercial and light industry.


                                                              ------   ---------
                                                              Xiaoya   TurboChef

                                                              ------   ---------
                                                               Date      Date

SCHEDULE F: LIST OF EQUIPMENTS USED FOR PRODUCTION OF C3-1 OVEN

--------------------------------------------------------------------------------
 NO.                            DESCRIPTION                QTY.        NOTE
--------------------------------------------------------------------------------
  1        ASSEMBLING VEHICLE                                           15
--------------------------------------------------------------------------------
                        CROSS-HEAD SCREW-DRIVER             15
                        --------------------------------------------------------
                        FLAT-HEAD SCREW-DRIVER              15
                        --------------------------------------------------------
                        SOCKET WRENCH                       15
                        --------------------------------------------------------
                        ADJUSTABLE WRENCH                   15
                        --------------------------------------------------------
                        HEX WRENCH                          15
  2           ASSY.     --------------------------------------------------------
              TOOLS     WIRE-STRIPPING PINCERS               3
                        --------------------------------------------------------
                        ACUTILINGUAL PINCERS                15
                        --------------------------------------------------------
                        PLASTIC HAMMER                      15
                        --------------------------------------------------------
                        WIRE -CUTTING PINCERS                3
                        --------------------------------------------------------
                        CRIMP                                3
--------------------------------------------------------------------------------
                        DIGITAL MULTI-METER                  3
                        --------------------------------------------------------
                        AC CURRENT METER                     3
                        --------------------------------------------------------
                        SURVEY METER                         3        *TUR
                        --------------------------------------------------------
                        THERMOMETER                          3
                        --------------------------------------------------------
                        STOP WATCH                           3
                        --------------------------------------------------------
                        HIGH POT TESTER                      3
                        --------------------------------------------------------
                        RECEPTACLE, SHORTING                 3
  3           TEST      --------------------------------------------------------
           EQUIPMENT    MICRO-WAVE DISH(1.75L)               3
                        --------------------------------------------------------
                        GRADUATED BEAKER(Min 1000L)          3
                        --------------------------------------------------------
                        300mm CALLIPER                       3
                        --------------------------------------------------------
                        150mm CALLIPER                       3
                        --------------------------------------------------------
                        2m METER                             3
                        --------------------------------------------------------
                        VOLTAGE TESTER                       3
--------------------------------------------------------------------------------
                        DOOR LIFE TESTING MACHINE            1        *TUR
  4           TEST      --------------------------------------------------------
            FACILITY    KITCHEN-SIMULATING LAB               1        *TUR
--------------------------------------------------------------------------------
  5         PACKING     PACKING MACHINE                      1
--------------------------------------------------------------------------------
  6         LIFTING     SIMPLE LIFTING MACHINE               1
--------------------------------------------------------------------------------


NOTE: THE QUANTITY OF THE ABOVE IS BASED ON THE PRODUCTION 2000 UNITS PER YEAR.


                                                              ------   ---------
                                                              Xiaoya   TurboChef

                                                              ------   ---------
                                                               Date      Date